FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), dated as of February 4, 2026, is entered into by and among INVITATION HOMES OPERATING PARTNERSHIP LP, a Delaware limited liability company (the “Borrower”), each of the LENDERS party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and, solely for the purposes of Sections 3, 4, 5 and 7 hereof, each of the GUARANTORS party hereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Amended Credit Agreement described below. RECITALS WHEREAS, the Borrower, the Lenders and Issuing Banks from time to time party thereto, and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 9, 2024 (as heretofore amended, extended, supplemented or otherwise modified, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”). WHEREAS, the Borrower, the Lenders, and the Administrative Agent have agreed to modify the Existing Credit Agreement as herein set forth. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to Credit Agreement. The parties hereto agree that effective as of the First Amendment Effective Date (as defined below), subject to all of the terms and conditions set forth in this Amendment: 1.1 Amended and Restated Definitions. Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following three definitions in their entirety as set forth below: “Daily Simple SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of the Loan Documents. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to

2 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; provided, that if Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of the Loan Documents. “Total Asset Value” means, as of any date of determination, without duplication, an amount equal to the sum of the Consolidated Group’s Ownership Share of each of the following types of assets (in each case determined in accordance with GAAP as of such date of determination) owned by a Consolidated Party or Investment Affiliate: (a) with respect to each Occupied Owned Property that has been owned for at least four full fiscal quarters, an amount equal to the quotient of (i) the Net Operating Income from such Occupied Owned Property for such period, divided by (ii) the Capitalization Rate (but in no event less than zero); (b) with respect to each Occupied Owned Property that has been owned for less than one full fiscal quarter, the Book Value of such Occupied Owned Property; (c) with respect to each Occupied Owned Property that has been owned for at least one full fiscal quarter, but fewer than four full fiscal quarters, either (i) the Book Value of such Occupied Owned Property; or (ii) if the Borrower has made a one-time, irrevocable election by written notice to the Administrative Agent to value such Occupied Owned Property in accordance with this clause (c)(ii) (and in a corresponding manner for purposes of determining the Unencumbered Asset Value if such Occupied Owned Property is an Unencumbered Asset); then (A) if such Occupied Owned Property has been owned for at least one full fiscal quarter, but fewer than two full fiscal quarters, an amount equal to (1) the aggregate Net Operating Income from such Occupied Owned Property for such fiscal quarter, multiplied by 4, divided by (2) the Capitalization Rate (but in no event less than zero);

3 (B) if such Occupied Owned Property has been owned for at least two full fiscal quarters, but fewer than three full fiscal quarters, an amount equal to (1) the aggregate Net Operating Income from such Occupied Owned Property for such two fiscal quarters, multiplied by 2, divided by (2) the Capitalization Rate (but in no event less than zero); and (C) if such Occupied Owned Property has been owned for at least three full fiscal quarters, but fewer than four full fiscal quarters, an amount equal to (1) the aggregate Net Operating Income from such Occupied Owned Property for such three fiscal quarters, multiplied by 4/3, divided by (2) the Capitalization Rate (but in no event less than zero); (d) Unrestricted Cash and cash in respect of Section 1031 exchanges and cash held in escrow with respect to securitization transactions (excluding any portion thereof that has been deducted from Total Outstanding Indebtedness, Total Outstanding Secured Indebtedness or Total Outstanding Unsecured Indebtedness in the calculation of the Financial Covenants); (e) with respect to Undeveloped Land, the Book Value of such Undeveloped Land; (f) with respect to each Development Property, the Book Value of such Development Property; (g) with respect to each Vacant Owned Property, the Book Value of such Vacant Owned Property; (h) with respect to any mortgage loan receivable, the Book Value of such mortgage loan receivable; (i) with respect to any investment by a Consolidated Party in the common equity interests of any Investment Affiliate that does not own any assets of the type described in clauses (a) through (h) above, the Book Value of such investment; (j) cash deposited with home builders for the forward acquisition of “built for rental” properties (excluding any portion thereof that has been deducted from Total Outstanding Indebtedness, Total Outstanding Secured Indebtedness or Total Outstanding Unsecured Indebtedness in the calculation of the Financial Covenants); and (k) fee income generated from asset and property management fees with respect to assets and properties managed by a Consolidated Party for the most recent fiscal quarter, as annualized, multiplied by eight.

4 Notwithstanding anything to the contrary contained above: (1) in calculating Total Asset Value as of any date of determination, Real Estate Assets disposed of at any time prior to such date shall not be included in the calculation of Total Asset Value; (2) not more than five percent (5%) of Total Asset Value at any time may be in respect of Undeveloped Land, with any excess over such limit being excluded from Total Asset Value; (3) the sum of (i) Development Properties, (ii) Vacant Owned Property, and (iii) Undeveloped Land shall not be more than seventeen and one-half percent (17.5%) of Total Asset Value at any time, with any excess over such limit being excluded from Total Asset Value; (4) not more than five percent (5%) of Total Asset Value at any time may be in respect of mortgage loan receivables, with any excess over such limit being excluded from Total Asset Value; (5) not more than twenty percent (20%) of Total Asset Value at any time may be in respect of investments in Investment Affiliates described in clauses (a) through (k) above, with any excess over such limit being excluded from Total Asset Value; (6) not more than seven and one-half percent (7.5%) of Total Asset Value at any time may be in respect of investments described in clause (i) above, with any excess over such limit being excluded from Total Asset Value; (7) not more than $750,000,000 of Total Asset Value at any time may be in respect of Vacant Owned Properties, with any excess over such limit being excluded from Total Asset Value; (8) not more than fifteen percent (15.0%) of Total Asset Value at any time may be in respect of Multi-Family Rental Properties, with any excess over such limit being excluded from Total Asset Value; (9) not more than five percent (5.0%) of Total Asset Value at any time may be in respect of Condominium Properties, with any excess over such limit being excluded from Total Asset Value; (10) not more than $200,000,000 of Total Asset Value at any time may be in respect of investments described in clause (j) above, with any excess over such limit being excluded from Total Asset Value; (11) the limitations set forth in clauses (2), (3), (4), (7), (8), (9) and (10) above shall not apply to investments in Investment Affiliates, which shall be governed solely by clauses (1), (5) and (6) above and clause (12) below; and

5 (12) not more than thirty percent (30%) of Total Asset Value at any time may be in respect of the sum of, without duplication, (A) investments described in clauses (e), (f), (g) and (h) above and (B) the aggregate amount of investments in Investment Affiliates described in clauses (a) through (k) above, with any excess over such limit being excluded from Total Asset Value. 1.2 Deleted Definition. Section 1.01 of the Existing Credit Agreement is hereby amended by deleting therefrom the definition of “SOFR Adjustment” in its entirety. SECTION 2. Conditions to Effectiveness. This Amendment shall become effective upon the Administrative Agent’s receipt of counterparts of this Amendment, duly executed and delivered by each of the Loan Parties, each Lender and the Administrative Agent, each of which shall be originals or in “.pdf” format in each case in accordance with Section 8 hereof (the first date on which such condition precedent has been satisfied being referred to herein as the “First Amendment Effective Date”). SECTION 3. Representations and Warranties of Loan Parties. After giving effect to this Amendment, the Borrower reaffirms that the representations and warranties of the Borrower set forth in the Amended Credit Agreement shall be true and correct in all material respects, without duplication of materiality qualifiers set forth in such representations and warranties, on and as of the First Amendment Effective Date, except (x) to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, without duplication of materiality qualifiers set forth in such representations and warranties, and (y) for changes in factual circumstances specifically and expressly permitted under the Loan Documents. The Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (a) the Loan Parties have the requisite power and authority to execute and deliver this Amendment and to perform their respective obligations under this Amendment and the Amended Credit Agreement, and the execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action; (b) no consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person is required in connection with, the execution and delivery of this Amendment or the performance of this Amendment or the Amended Credit Agreement; (c) this Amendment has been duly executed and delivered by or on behalf of each Loan Party and constitutes its legal, valid and binding obligation enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

6 (d) no Default has occurred and is continuing on the First Amendment Effective Date; and (e) the execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement (i) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority having jurisdiction over any Loan Party, except for any violation of any applicable law or regulation that would not reasonably be expected to have a Material Adverse Effect, (ii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (iii) will not result in the creation or imposition of any Lien on any asset of any Loan Party. SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Amended Credit Agreement and all of the other Loan Documents to the extent applicable by their terms, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms. SECTION 5. Ratification. (a) Except as herein agreed, the Amended Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. (b) This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Amended Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Amended Credit Agreement, whether or not known to the Administrative Agent, any Issuing Bank or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any of the Issuing Banks or any of the Lenders may now have or have in the future against any Person under or in connection with the Amended Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. SECTION 6. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into pursuant to Section 9.02 of the Amended Credit Agreement. SECTION 7. References. The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. From and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the

7 Amended Credit Agreement and as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time. SECTION 8. Counterparts; Execution. This Amendment may be in the form of an Electronic Record (in “.pdf” format or otherwise) and may be executed using Electronic Signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping system. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders and Issuing Banks shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any party without further verification and regardless of the appearance or form of such Electronic Signature and (ii) upon the request of any party, any Electronic Signature shall be promptly followed by such manually executed counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. SECTION 9. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 10. Governing Law; Jurisdiction; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) Sections 9.09(b) 9.09(c), 9.09(d) and 9.10 of the Existing Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof. SECTION 11. Headings. Section headings in this Amendment are included for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8 SECTION 12. Entire Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limitation of the foregoing: THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. [The remainder of this page left blank intentionally]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written. BORROWER: INVITATION HOMES OPERATING PARTNERSHIP LP By: Invitation Homes OP GP LLC, as general partner By: /s/ Jonathan Olsen………………………… Name: Jonathan Olsen Title: Executive Vice President and Chief Financial Officer [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] GUARANTORS: Each of the Guarantors is hereby executing this Amendment for the purposes of acknowledging its agreement to the representations and warranties made by the Borrower with respect to such Guarantor under Section 3 of this Amendment, the affirmations made by such Guarantor under Section 4 of this Amendment and the ratifications, affirmations, confirmations and agreements made under Sections 5 and 7 of this Amendment. INVITATION HOMES INC., a Maryland corporation By: /s/ Jonathan Olsen………………………… Name: Jonathan Olsen Title: Executive Vice President and Chief Financial Officer INVITATION HOMES OP GP LLC By: /s/ Jonathan Olsen………………………… Name: Jonathan Olsen Title: Executive Vice President and Chief Financial Officer IH MERGER SUB, LLC By: /s/ Jonathan Olsen………………………… Name: Jonathan Olsen Title: Executive Vice President and Chief Financial Officer [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] LENDERS: BANK OF AMERICA, N.A., as a Lender By: /s/ Cheryl Sneor………………………… Name: Cheryl Sneor Title: Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Lauren A. Lema………………………… Name: Lauren A. Lema Title: Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Cody A. Canafax………………………… Name: Cody A. Canafax Title: Executive Director [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Alison Lugo………………………… Name: Alison Lugo Title: Vice President By: /s/ Marko Lukin………………………… Name: Marko Lukin Title: Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris………………………… Name: Donna DeMagistris Title: Managing Director [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] PNC BANK, NATIONAL ASSOCIATION., as a Lender By: /s/ Andrew T. White………………………… Name: Andrew T. White Title: Senior Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] BANK OF MONTREAL, CHICAGO BRANCH, as a Lender By: /s/ Darin Mainquist………………………… Name: Darin Mainquist Title: Managing Director [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] BNP PARIBAS, as a Lender By: /s/ Kyle Fitzpatrick………………………… Name: Kyle Fitzpatrick Title: Director By: /s/ Matthew Beauvais………………………… Name: Matthew Beauvais Title: Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Melissa DeVito………………………… Name: Melissa DeVito Title: Authorized Signatory [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] GOLDMAN SACHS BANK USA, as a Lender By: /s/ Roopa Chandra………………………… Name: Roopa Chandra Title: Authorized Signatory [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Z. Schmitt………………………… Name: Thomas Z. Schmitt Title: Senior Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] M&T BANK, as a Lender By: /s/ Cameron Daboll………………………… Name: Cameron Daboll Title: SVP / Director [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Gretell Merlo………………………… Name: Gretell Merlo Title: Authorized Signatory [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] ROYAL BANK OF CANADA, as a Lender By: /s/ William Behuniak………………………… Name: William Behuniak Title: Authorized Signatory [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] TRUIST BANK, as a Lender By: /s/ C. Vincent Hughes, Jr.………………………… Name: C. Vincent Hughes, Jr. Title: Director [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Travis H. Myers ………………………… Name: Travis H. Myers Title: Senior Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] REGIONS BANK, as a Lender By: /s/ William Chalmers………………………… Name: William Chalmers Title: Senior Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] THE BANK OF NEW YORK MELLON, as a Lender By: /s/ Cody Mainc………………………… Name: Cody Mainc Title: Director [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] CITIBANK, N.A., as a Lender By: /s/ Jen Chen………………………… Name: Jen Chen Title: Authorized Signatory [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Joe White………………………… Name: Joe White Title: Senior Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] THE BANK OF NOVA SCOTIA, as a Lender By: /s/ David Dewar………………………… Name: David Dewar Title: Director [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Mitchell Vega………………………… Name: Mitchell Vega Title: Senior Vice President [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] TAIWAN COOPERATIVE BANK, LTD., acting through its NEW YORK BRANCH, as a Lender By: /s/ Wen-Ching Wang………………………… Name: Wen-Ching Wang Title: SVP & General Manager [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] LAND BANK OF TAIWAN, NEW YORK BRANCH, as a Lender By: /s/ Kuen-Shan Sheu………………………… Name: Kuen-Shan Sheu Title: General Manager [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] TAIWAN BUSINESS BANK, NEW YORK BRANCH, as a Lender By: /s/ Ralph Wu………………………… Name: Ralph Wu Title: General Manager [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] FIRST INDEPENDENCE BANK, as a Lender By: /s/ Andrew Harper………………………… Name: Andrew Harper Title: Chief Credit Officer [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] Lord Abbett Trust I-Lord Abbett Investment Grade Floating Rate Fund Lord Abbett Investment Trust – Lord Abbett Short Duration Income Fund Lord Abbett Investment Trust – Lord Abbett Short Duration Core Bond Fund Lord Abbett Global Funds I plc. – Lord Abbett Short Duration Income Fund Lord Abbett Investment Trust – Lord Abbett Ultra Short Bond Fund Lord Abbett Global Funds I plc - Lord Abbett Ultra Short Bond Fund Lord, Abbett & Co. LLC on behalf of the above portfolios, as a Lender By: /s/ Arthur L Rezendes………………………… Name: Arthur L Rezendes Title: Director, Investment Operations Oversight [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] TCW ASSET MANAGEMENT COMPANY LLC TCW INVESTMENT MANAGEMENT COMPANY LLC METROPOLITAN WEST ASSET MANAGEMENT, LLC (EACH ACTING ON BEHALF OF THEIR RESPECTIVE MANAGED FUNDS AND ACCOUNTS), as a Lender By: /s/ Gisel Vosoughiazad………………………… Name: Gisel Vosoughiazad Title: AVP, State Street on Behalf of TCW By: /s/ San Vuong ………………………… Name: San Vuong Title: VP, State Street on Behalf of TCW Funds: Portfolio Portfolio Full Name 13716T-NFX TCW Multi Sector Fixed Income Fund - PERFORMANCE 13786T SFT Core Bond Fund 3660T Pension Benefit Guaranty Corporation-Core 3733T Multi-Manager Total Return Bond Strategies Fund 3765T CTIVP - TCW Core Plus Bond Fund 3776T-NFX MetWest Conservative Unconstrained Bond Fund - NO FX 701T TCW MetWest Low Duration Bond Fund 702T TCW MetWest Total Return Bond Fund 704T TCW Core Plus Bond ETF (FIXT) 708T TCW MetWest Unconstrained Bond Fund 710T TCW Flexible Income ETF (FLXR) 798T Bridge Builder Core Plus Bond Fund [Signatures Continue on Following Page]

[Signature Page – Invitation Homes First Amendment to Second A&R Revolving Credit and Term Loan Agreement] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Denise Jones………………………… Name: Denise Jones Title: Vice President